UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2010 (April 24, 2010)

PREMIER POWER RENEWABLE ENERGY, INC.
(Exact name of registrant as specified in Charter)

Delaware	333-140637	13-4343369
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4961 Windplay Drive, Suite 100
El Dorado Hills, CA 95762
(Address of Principal Executive Offices)

(916) 939-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” or “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements.  Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01                      Entry into a Material Definitive Agreement.

On April 24, 2010, Premier Power Renewable Energy, Inc. (the “Registrant”), Rupinvest Sarl, a corporation duly organized and existing under the laws of Luxembourg (“Rupinvest”), Esdras Ltd., a corporation duly organized and existing under the laws of Cyprus (“Esdras”), and Capita Trust Company Limited, a private limited company incorporated in England and Wales and acting as escrow agent (the “Escrow Agent”) entered into a Waiver and Amendment (the “Amendment”) to amend certain terms of the Escrow Agreement entered into by the parties on July 9, 2009 and subsequently amended on July 22, 2009 and July 30, 2009 (“Escrow Agreement”).  The original Escrow Agreement was described and attached as an exhibit to the Registrant’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (“SEC”) on July 15, 2009, and the description of the Escrow Agreement is incorporated herein by reference.  The first amendment to the Escrow Agreement was described and attached as an exhibit to the Registrant’s Current Report on Form 8-K, which was filed with the SEC on July 23, 2009, and the description of the first amendment is incorporated herein by reference.  The second amendment to the Escrow Agreement was described and attached as an exhibit to the Registrant’s Current Report on Form 8-K, which was filed with the SEC on August 5, 2009, and the description of the second amendment is incorporated herein by reference.

The Amendment extended the date by which Rupinvest must deposit with the Escrow Agent audited financial statements of its wholly owned subsidiary, Premier Power Italy S.p.A., pursuant to Section 2.3.1 of the Escrow Agreement so that such financial statements must be deposited no later than five (5) business days following the date of the shareholder meeting of Esdras that, as of the date of the Amendment, is scheduled to be held by May 15, 2010 (“Esdras Shareholder Meeting”).  It also extended the date by which the Escrow Agent must transfer the first payment of shares to Esdras pursuant to Section 4.2 of the Escrow Agreement so that such transfer must occur no later than twenty (20) business days following the Esdras Shareholder Meeting.

Esdras and the Escrow Agent also waived their respective right to assert any claim of breach or action for specific performance in connection with the obligations under Section 2.3.1 and Section 4.2 of the Escrow Agreement, and any right to losses, liabilities, claims, contingencies, damages, costs, and expenses that either party may suffer or incur in connection with any breach of such obligations.

A copy of the Amendment is filed with this report as Exhibit 10.1 and is incorporated by reference herein.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01                         Financial Statements and Exhibits

(d)              Exhibits

No.	Description

10.1	Escrow Agreement Amendment No. 3 between the Registrant, Rupinvest Sarl, Esdras Ltd., and Capita Trust Company Limited, dated April 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER POWER RENEWABLE ENERGY, INC. (Registrant)

Date: April 27, 2010	By:	/s/ Dean R. Marks
Dean R. Marks Chief Executive Officer and President